BYLAWS

OF

NORFOLK SOUTHERN CORPORATION

As Amended February 27, 2012

BYLAWS

OF

NORFOLK SOUTHERN CORPORATION

ARTICLE I

Stockholders' Meetings

                           SECTION 1.  Annual Meeting.  The annual meeting of the stockholders of the corporation shall be held on such date in March, April, May or June as the board of directors may designate.  If the date of the annual meeting shall be a legal holiday, the meeting shall be held on the next succeeding day not a legal holiday.

                           SECTION 2.  Special Meetings.  Special meetings of the stockholders shall be held whenever called by the chief executive officer or by a majority of the directors.

                           SECTION 3.  Time and Place.  All meetings of the stockholders shall be held at the time and place stated in the notice of meeting.

                           SECTION 4.  Quorum.  The holders of a majority of the outstanding shares of capital stock entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of the stockholders.  If less than a quorum is present at an annual or special meeting, then a majority in interest of the stockholders present in person or by proxy may from time to time adjourn the meeting to a fixed time and place, no further notice of any adjourned meeting being required.  Each stockholder shall be entitled to one vote in person or by proxy for each share entitled to vote then outstanding in his name on the books of the corporation.

                           SECTION 5.  Record Date.  The board of directors may fix in advance a date as the record date for a determination of stockholders for any purpose, such date to be not more than seventy days before the meeting or action requiring a determination of stockholders.

                           SECTION 6.  Electronic Transmission of Notice.  Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation, under any provision of the Virginia Stock Corporation Act, the articles of incorporation or these bylaws, shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given.  Any such consent shall be revocable by the stockholder by written notice to the corporation.  Any such consent shall be deemed revoked if (i) the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent and (ii) such inability becomes known to the secretary of the corporation or any assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.  Notice given pursuant to this Section shall be deemed given:  (1) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (3) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting when such notice is directed to the record address of the stockholder or to such other address at which the stockholder has consented to receive notice, upon the later of such posting or the giving of such separate notice; and (4) if by any other form of electronic transmission, when consented to by the stockholder.

                           SECTION 7.  Conduct of Meetings.  The chief executive officer, or any officer or director he may designate, shall preside over all meetings of the stockholders as chairman.  The chairman shall be authorized to declare whether any business is properly brought before a meeting, and, if he or she shall declare that it is not so brought, such business shall not be transacted.  The chairman of the meeting, at his or her discretion, may adjourn the meeting from time to time, whether or not there is a quorum, and may determine the date, time and place that a meeting so adjourned is to reconvene.  The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the maintenance of order and safety, limitation on the time allotted to questions or comments on the affairs of the corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls.  The secretary of the corporation, or an assistant secretary, shall act as secretary of all the meetings, if present.  If the secretary or an assistant secretary is not present, the chairman of the meeting shall appoint a secretary.

                           The board of directors, prior to the annual meeting of the stockholders each year, shall appoint one or more inspectors of election to act at such annual meeting and at all other meetings of stockholders held during the ensuing year.  In the event of the failure of the board to make such appointment or if any inspector of election shall for any reason fail to attend and to act at such meeting, an inspector or inspectors of election, as the case may be, may be appointed by the chairman of the meeting.  The inspectors of election shall determine the qualification of voters, the validity of proxies and the results of ballots.

                           SECTION 8.  Electronic Authorization.  A stockholder or a stockholder's duly authorized attorney-in-fact may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of a telegram, cablegram, internet transmission, telephone transmission or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such transmission must either set forth or be submitted with information from which the inspectors of election can determine that the transmission was authorized by the stockholder or the stockholder's duly authorized attorney-in-fact.  If it is determined that any such transmission is valid, the inspectors shall specify the information upon which they relied.  Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

                           SECTION 9.  Notice of Business Other Than Nominations for Director.  No business may be transacted at an annual or special meeting of stockholders other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors or (c) otherwise properly brought before the meeting by a stockholder (i) who is a stockholder on the date of the giving of the notice provided for in this Section 9 and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who gives to the corporation notice in writing of the proposal, provided that such written notice is received at the principal executive office of the corporation, addressed to the secretary of the corporation, (A) in the case of an annual meeting, not less than ninety (90) nor more than one hundred sixty (160) calendar days prior to the anniversary date of the immediately preceding annual meeting and, (B) in the case of a special meeting, not later than the tenth calendar day next following the date on which notice of the holding of the special meeting is mailed to stockholders or public disclosure of the date of the special meeting was made, whichever first occurs.  Clause (c) of this Section 9, Article I, shall be the exclusive means for a stockholder to submit business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended and included in the corporation's notice of meeting) before an annual or special meeting.  The written notice given to the corporation shall include (i) the specific language on which stockholders will be asked to vote, (ii) the name and address of such stockholder, (iii) (A) the class or series and number of shares of the capital stock of the corporation which are, directly or indirectly, owned beneficially and/or of record by such stockholder and any Stockholder Affiliate (as defined below) and (B) any derivative positions with respect to the corporation's securities held or beneficially held by the proposing stockholder and any Stockholder Affiliate and whether and to the extent to which the proposing stockholder or Stockholder Affiliate is, or within the preceding twelve months was, a party to or participant in any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Affiliate with respect to the corporation's securities, (iv) a representation as to the existence and nature of any agreement or understanding between the proposing stockholder and any Stockholder Affiliate (including the identity(ies) of any Stockholder Affiliate) in connection with bringing the proposal, and (v) a representation as to any material interest of the proposing stockholder and any Stockholder Affiliate in the subject matter of the proposal.  The requirements of this Section 9 are in addition to any other applicable requirements.  Notwithstanding the foregoing provisions of this Section 9, if the stockholder (or a designated representative of the stockholder) does not appear at the annual or special meeting of stockholders of the corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation.

                           "Stockholder Affiliate" of any stockholder means (x) any person directly or indirectly controlling or controlled by, or under common control or acting in concert with, such stockholder, (y) any beneficial owner of shares of stock of the corporation owned of record or beneficially by the stockholder and (z) any person directly or indirectly controlling or controlled by, or under common control or acting in concert with such Stockholder Affiliate.

ARTICLE II

Board of Directors

                           SECTION 1.  Election, Number and Term.  The board of directors shall be chosen at the annual meeting of the stockholders.  The number of directors shall be thirteen, and the directors shall hold office for terms as provided in the articles of incorporation.  This number may be increased or decreased at any time by amendment of these bylaws, but shall always be a number of not less than three.  Directors need not be stockholders.  Directors shall hold office until their successors are elected.

                           SECTION 2.  Manner of Election.  Except as provided in Section 4 of this Article II, each director shall be elected by a majority of votes cast with respect to the director nominee at any meeting for the election of directors at which a quorum is present; provided that if, as of the expiration of the time when a stockholder may give notice of a nomination of a director pursuant to Section 7 of this Article II, the number of director nominees exceeds the number of directors to be elected, one or more of whom are properly proposed by stockholders, the directors shall be elected by a plurality of the votes properly cast in such election.

                           If an incumbent director is not reelected, the director shall offer his or her resignation promptly to the Board of Directors.  Within 90 days following certification of the election results, the Board of Directors shall act on the offered resignation.  In determining whether to accept the offered resignation, the Board of Directors shall consider any recommendation of the Governance and Nominating Committee, the factors considered by that committee and any additional information and factors that the Board of Directors believes to be relevant.  Any director who tenders his or her resignation pursuant to this provision shall not participate in the Governance and Nominating Committee recommendation or Board of Directors' action regarding whether to accept the offered resignation.

                           SECTION 3.  Quorum.  A majority of the number of directors fixed by these bylaws shall constitute a quorum.  If less than a quorum is present at a meeting, then a majority of those present may adjourn the meeting to a fixed time and place, no further notice of any adjourned meeting being required.

                           SECTION 4.  Vacancies.  Any vacancy arising among the directors, including a vacancy resulting from an increase by not more than thirty percent in the number of directors elected by the stockholders, may be filled by a majority vote of the remaining directors though less than a quorum unless sooner filled by the stockholders.

                           SECTION 5.  Meetings.  Meetings of the board of directors shall be held at times fixed by resolution of the board or upon the call of the chief executive officer or lead director, if one has been appointed by the board of directors, or of one‑third of the members of the board.  Notice of any meeting not held at a time fixed by a resolution of the board shall be given to each director at least two days before the meeting by delivering such notice to him at his residence or business address or by telephoning or electronically transmitting it to him as set forth in this Section at least one day before the meeting.  Notice may be given by a form of electronic transmission consented to by the director to whom the notice is given.  Any such consent shall be revocable by the director by written notice to the corporation.  Notice given pursuant to this Section shall be deemed given:  (1) if by facsimile telecommunication, when directed to a number at which the director has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the director has consented to receive notice; (3) if by a posting on an electronic network together with separate notice to the director of such specific posting when such notice is directed to the record address of the director or to such other address at which the director has consented to receive notice, upon the later of such posting or the giving of such separate notice; and (4) if by any other form of electronic transmission, when consented to by the director.  Any such notice shall contain the time and place of the meeting.  Meetings may be held without notice if all the directors are present or those not present waive notice before or after the meeting.  The chief executive officer, or any director he may designate, shall preside over all meetings of directors.  The lead director, if one has been appointed by the board of directors, shall preside over meetings of the outside directors.

                           SECTION 6.  Committees.  The board of directors may by resolution designate an executive committee and one or more other committees, each of which shall consist of two or more directors. Any such committee, to the extent provided in the resolution of the board of directors and except as otherwise provided by law, shall have and may exercise the powers and authority of the board of directors in the management of the business and affairs of the corporation.

                           SECTION 7.  Nominations of Directors.  Except as otherwise provided in the articles of incorporation, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors.  Nominations of persons for election to the board of directors may be made at any annual meeting of the stockholders (a) by or at the direction of the board of directors or (b) by any stockholder (i) who is a stockholder on the date of the giving of the notice provided for in this Section 6 and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who gives to the corporation notice in writing of the nomination, provided that such written notice is received at the principal executive office of the corporation, addressed to the secretary of the corporation, not less than ninety (90) nor more than one hundred sixty (160) calendar days prior to the anniversary date of the immediately preceding annual meeting; clause (b) of this Section 6, Article II, shall be the exclusive means for a stockholder to make nominations, and any candidate proposed by a stockholder not nominated in accordance with clause (b) and the other provisions of this Section 6 shall not be considered or acted upon for election to the board at such meeting of stockholders.  The written notice given to the corporation shall include all the information about each nominee that would be required by applicable rules and regulations of the Securities and Exchange Commission to be included for nominees listed in the proxy statement for such meeting and shall also include (i) the name and address of the nominating stockholder, (ii) (A) the class or series and number of shares of the capital stock of the corporation which are, directly or indirectly, owned beneficially and/or of record by such stockholder and any Stockholder Affiliate and (B) any derivative positions with respect to the corporation's securities held or beneficially held by the nominating stockholder and any Stockholder Affiliate and whether and to the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Affiliate with respect to the corporation's securities, and (iii) a representation as to the existence and nature of any agreement or understanding between the nominating stockholder and any Stockholder Affiliate (including the identity(ies) of any Stockholder Affiliate) in connection with the nomination of the candidate(s).  Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.  Notwithstanding the foregoing provisions of this Section 6, if the stockholder (or a designated representative of the stockholder) does not appear at the annual or special meeting of stockholders of the corporation to present a nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may been received by the corporation.

ARTICLE III

Officers

                           SECTION 1.  Election, Number and Term.  The board of directors, promptly after its election in each year, may elect a chairman of the board and shall elect a president (one of whom shall be designated chief executive officer), a secretary and a treasurer, and may elect one or more vice chairmen and vice presidents and may appoint such other officers as it may deem proper.  Any officer may hold more than one office except that the same person shall not be president and secretary.  Each officer shall hold office until his successor is elected or until his death or until he resigns or is removed in the manner hereinafter provided.

                           SECTION 2.  Removal.  Any officer may be removed at any time by the vote of the board of directors and any officer or agent appointed otherwise than by the board of directors may be removed by any officer having authority to appoint that officer or agent.

                           SECTION 3.  Vacancies.  Vacancies among the officers elected by the board of directors shall be filled by the directors.

                           SECTION 4.  The Chief Executive Officer.  The chief executive officer, subject to the control of the board of directors, shall in general supervise and control all of the business and affairs of the corporation.  All officers and agents, other than officers or agents elected or appointed by the board of directors, shall be appointed by the chief executive officer or by the heads of departments, subject to the approval of the chief executive officer.  Unless otherwise specifically provided in these bylaws or by direction of the board of directors, the chief executive officer or, at his direction, any officer, employee or agent of the corporation designated by him, may sign and execute all representations, securities, conveyances of real and personal property, leases, licenses, releases, contracts and other obligations and instruments in the name of the corporation.

                           SECTION 5.  The Vice Chairmen and Vice Presidents.  The vice chairmen and the vice presidents shall perform such duties as from time to time may be assigned to them by the chief executive officer or by the board of directors.  In the absence of the chief executive officer, or in the event of his death, inability or refusal to act, the officer designated by the chief executive officer or the board of directors shall perform the duties of the chief executive officer, and, when so acting, shall have all the powers of and be subject to all the restrictions upon the chief executive officer.  Any vice chairman or vice president may sign, with the secretary or an assistant secretary, certificates for shares of the corporation.

                           SECTION 6.  The Secretary.  The secretary shall:  (a) keep the minutes of the meetings of the stockholders and the board of directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents the execution of which on behalf of the corporation under its seal is duly authorized; (d) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholders; (e) sign with the chairman of the board, a vice chairman, the president, or a vice president, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the board of directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the chief executive officer or by the board of directors.

                           SECTION 7.  The Treasurer.  If required by the board of directors, the treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the board of directors shall determine.  He shall:  (a) have charge and custody of and be responsible for all funds and securities of the corporation; receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositaries as shall be selected in accordance with the provisions of Article IV of these bylaws; (b) when duly authorized, disperse all moneys belonging or coming to the corporation; and (c) in general perform all the duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the chief executive officer or by the board of directors.

                           SECTION 8.  Assistant Secretaries and Assistant Treasurers.  The assistant secretaries, when authorized by the board of directors, may sign with the chairman of the board, a vice chairman, the president or a vice president certificates for shares of the corporation the issuance of which shall have been authorized by a resolution of the board of directors.  The assistant treasurers shall respectively, if required by the board of directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the board of directors shall determine.  The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or the treasurer, respectively, or by the chief executive officer or the board of directors.

                           SECTION 9.  Salaries.  The salaries of the officers elected by the board of directors shall be fixed by the board of directors.  The salaries of all other officers shall be fixed by the chief executive officer or by the heads of departments, subject to the approval of the chief executive officer.

ARTICLE IV

Checks and Deposits

                           SECTION 1.  Checks and Drafts.  All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the board of directors.

                           SECTION 2.  Deposits.  All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as may be selected in a manner authorized by the board of directors.

ARTICLE V

Certificate of Stock

                           Each stockholder shall be entitled to a certificate or certificates of stock in such form as may be approved by the board of directors signed by the chairman of the board, a vice chairman, the president or a vice president and by the secretary or an assistant secretary or the treasurer or any assistant treasurer, provided that stock of the corporation may be held in uncertificated form.

                           The holding and all transfers of stock of the corporation held in uncertificated form shall be effected through a direct registration system operated by a securities depository (as defined in Section 501.01 of the New York Stock Exchange Listed Company Manual).  Within a reasonable amount of time after the issuance or transfer of uncertificated shares, the corporation shall send, or cause to be sent, to the registered holder thereof a written notice that includes the information required by subsections B and C of Section 13.1-647 of the Virginia Stock Corporation Act.

                           All transfers of stock of the corporation held in certificated form shall be made upon its books by surrender of the certificate for the shares transferred accompanied by an assignment in writing by the holder and may be accomplished either by the holder in person or by a duly authorized attorney in fact.  All transfers of stock of the corporation held in uncertificated form shall be made upon proper instructions from the holder thereof.

                           In case of the loss, mutilation or destruction of a certificate of stock, a duplicate certificate or uncertificated shares in the place of the previously issued certificate may be issued upon such terms not in conflict with law as the board of directors may prescribe.

                           The board of directors may also appoint one or more transfer agents and registrars and may require stock certificates to be countersigned by a transfer agent or registered by a registrar or may require stock certificates to be both countersigned by a transfer agent and registered by a registrar. If certificates of capital stock of the corporation are signed by a transfer agent or by a registrar (other than the corporation itself or one of its employees), the signature thereon of the officers of the corporation and the seal of the corporation thereon may be facsimiles, engraved or printed.  In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures shall have been used thereon had not ceased to be such officer or officers of the corporation.

ARTICLE VI

Seal

                           The seal of the corporation shall be a flat‑faced circular die, of which there may be any number of counterparts, with the word "SEAL" and the name of the corporation and the state and year of incorporation engraved thereon.

ARTICLE VII

Fiscal Year

                           The fiscal year of the corporation shall begin on the first day of January and end on the thirty‑first day of December in each year.

ARTICLE VIII

Voting of Stock Held

                           Unless otherwise ordered by the board of directors, the chief executive officer, or his designee, shall have full power and authority in behalf of the corporation to attend and to act and to vote at any meetings of stockholders of any corporation in which the corporation may hold stock, and at any such meeting shall possess and may exercise any and all the rights and powers incident to the ownership of such stock, which, as the owner thereof, the corporation might have possessed and exercised if present, and may sign proxies on behalf of the corporation with respect to any such meeting or sign consents on behalf of the corporation with respect to corporate actions permitted without a meeting of stockholders.  The board of directors, by resolution, from time to time, may confer like powers upon any other person or persons.

ARTICLE IX

Amendments

                           These bylaws may be altered, amended or repealed and new bylaws may be adopted by the board of directors at any regular or special meeting of the board of directors.

ARTICLE X

Control Share Acquisitions

                           Article 14.1 of the Virginia Stock Corporation Act ("Control Share Acquisitions") shall not apply to acquisitions of shares of stock of the corporation.